EXHIBIT 21

                                  SUBSIDIARIES
                                AT MARCH 1, 1996

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                                                                             JURISDICTION OF
                                                                              INCORPORATION
                                                                             ----------------
Wholly owned subsidiaries of BDM International, Inc.:
    BDM Federal, Inc......................................................   Delaware
    BDM Technologies, Inc.................................................   Delaware
    Vinnell Corporation...................................................   Delaware
    BDM Europe BV.........................................................   The Netherlands
    Geoscience Consultants, Ltd...........................................   Delaware

Wholly owned active subsidiaries of BDM Federal, Inc.:
    BDM Engineering Services Company......................................   Delaware
    BDM Management Services Company.......................................   Delaware
    BDM - Oklahoma, Inc...................................................   Delaware

Wholly owned active subsidiaries of Vinnell Corporation:
    Logistics & Transportation Services, Inc..............................   Delaware
    Vinnell Mining and Minerals Corporation...............................   California

Wholly owned subsidiaries of BDM Europe BV:
    FACE Holding BV.......................................................   The Netherlands
    LOGISTICON BV.........................................................   The Netherlands

Partially owned subsidiaries of BDM Europe BV:
    IABG Holding GmbH.....................................................   Germany
    Umwelttechnologie und Sanierungsmanagement GmbH.......................   Germany

Wholly owned subsidiary of IABG Holding GmbH:
    Industrieanlagen - Betriebsgesellschaft mit beschrankter Haftung......   Germany

Partially owned subsidiary of IABG Holding GmbH:
    Umwelttechnologie und Sanierungsmanagement GmbH.......................   Germany
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